4. INCOME TAXES (Details - Income tax rate)	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Income tax reconcilation
Income tax expense (benefit) at federal statutory rate	(34.00%)	(34.00%)
Increase (decrease) in tax resulting from:
State taxes, net of federal benefit	(6.30%)	(5.30%)
Change in valuation allowance	30.60%	36.90%
Stock based compensation	9.30%	4.30%
Nondeductible items	0.40%	0.20%
Prior-year tax adjustments	0.80%	(2.10%)
Other	(0.90%)	(0.10%)
Effective tax rate	(0.10%)	(0.10%)